UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	February 14, 2011

MFA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21st Floor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:	(212) 207-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

MFA Financial, Inc. (“MFA”) issued a press release, dated February 14, 2011, announcing its financial results for the quarter ended December 31, 2010, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information referenced in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Items 7.01 and 9.01 below) is being “furnished” under “Item 2.02. Results of Operations and Financial Condition” and “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Items 7.01 and 9.01 below) shall not be incorporated by reference into any registration statement or other document filed by MFA pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions.  These forward-looking statements relate to MFA’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in MFA’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

ITEM 7.01.       REGULATION FD DISCLOSURE.

As discussed in Item 2.02 above, MFA issued a press release, dated February 14, 2011, announcing its financial results for the quarter ended December 31, 2010, the text of which is incorporated herein by reference.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

 (c)      Exhibits.

99.1	Press Release, dated February 14, 2011, announcing MFA’s financial results for the quarter ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.

By:	/s/Timothy W. Korth
Timothy W. Korth
General Counsel and Senior Vice President

Date: February 14, 2011